Virtus Seix High Income Fund,

a series of Virtus Asset Trust

Supplement dated July 1, 2019, to the Summary Prospectus

and the Virtus Asset Trust Statutory Prospectus,

each dated April 30, 2019

Important Notice to Investors

Effective July 1, 2019, the fund’s investment adviser, Virtus Fund Advisers, LLC, is implementing more favorable expense limitation arrangements. These changes are described in more detail below.

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R	Class R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	0.50%	None
Other Expenses	0.31%	0.33%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.11%	0.88%	1.25%	0.75%
Less: Fee Waivers and/or Expense Reimbursements(a)	(0.18)%	(0.20)%	(0.07)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(a)	0.93%	0.68%	1.18%	0.59%
(a)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.93% for Class A Shares, 0.68% for Class C Shares, 1.18% for Class R Shares and 0.59% for Class R6 Shares through April 30, 2020. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, or at the time of recapture.

Under “Fees and Expenses,” the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$466	$697	$947	$1,660
Class I	Sold or Held	$69	$261	$468	$1,066
Class R	Sold or Held	$120	$390	$680	$1,505
Class R6	Sold or Held	$60	$224	$401	$915

In the first table in the section “More Information About Fund Expenses” on page 99 of the statutory prospectus, the row corresponding to the fund is hereby replaced with the following:

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class R6 Shares
Virtus Seix High Income Fund	0.93%	N/A	0.68%	1.18%	0.59%

Investors should retain this supplement with the Prospectuses for future reference.

VAT 8622/SeixHIF NewExpCaps (7/2019)

Virtus Seix High Income Fund,

a series of Virtus Asset Trust

Supplement dated July 1, 2019 to the Statement of

Additional Information (“SAI”) dated April 30, 2019

Important Notice to Investors

Effective July 1, 2019, under the heading “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services” on pages 91-92 of the fund’s SAI, the second table is hereby revised by replacing the information for the fund as follows:

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class R6 Shares
Seix High Income Fund	0.93%	N/A	0.68%	1.18%	0.59%

Investors should retain this supplement with the SAI for future reference.

VAT 8622B SAI/SeixHIF NewExpCaps (7/2019)